UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2010

U.S. Natural Nutrients & Minerals, Inc.

(formerly known as America’s Driving Ranges, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-154912	26-2797630

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

375 N. Stephanie St., Bldg. 2, Suite 211, Henderson, Nevada		89014

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 888-1450, ext 281

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5. 02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2010, three of the Company’s directors resigned to pursue other business opportunities.  They are James Harrison, Chief Executive Officer and President and also a member of the board of directors, Gary Ketelsen, a member of the board of directors and Jay Lofthouse, a member of the board of directors.  Paul Hait, Secretary of the Corporation has assumed the duties of Chief Executive Officer and President.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. NATURAL NUTRIENTS AND MINERALS, INC.

/S/ Paul Hait

By:________________________

Name:

Paul Hait

Title:

Secretary

Dated:

April 6, 2010